Exhibit 10.17

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT AGREEMENT (the “Amendment”) dated December 12, 2001, is between and among Wells Fargo Retail Finance LLC (hereinafter, “WFRF” or “Lender”), a Delaware limited liability company with its principal executive offices at One Boston Place, 18th Floor, Boston, Massachusetts 02108 and Paper Warehouse, Inc. a Minnesota corporation with its principal executive offices at 7630 Excelsior Boulevard, Minneapolis, Minnesota, 55426-4504 (hereinafter “Paper Warehouse”), jointly and severally with Paper Warehouse Franchising, Inc. a Minnesota corporation with its principal executive offices at 7630 Excelsior Boulevard, Minneapolis, Minnesota, 55426-4504 (hereinafter “PWFI”), PartySmart.com, Inc. a Minnesota corporation with its principal executive offices at 7630 Excelsior Boulevard, Minneapolis, Minnesota, 55426-4504 (“PartySmart”) (hereinafter Paper Warehouse, PWFI and PartySmart may be collectively referred to as collectively Borrowers and any one of them individually as “Borrower”)

Recitals

The Borrower and the Lender have entered into a Loan and Security Agreement dated as the 7th of September, 2001 (the “Loan Agreement”) and all indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Loan Agreement and all other Loan Documents as defined therein (collectively, the “Loan Documents”).

The Borrower and the Lender desire to amend the Loan Agreement to provide for a substitute Exhibit 9-11, and that such amendment be deemed to be effective as of the Closing Date.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.             Terms used in this Amendment, which are defined in the Loan Agreement, shall have the same meanings as defined therein, unless otherwise defined herein.

2.             The Loan Agreement is hereby amended to provide that the EBITDA Covenant set forth on Exhibit 9-11 attached at closing is hereby stricken in its entirety and the new EBITDA Covenant set forth below is substituted therefore as if attached on the Closing Date:

EBITDA

Measured on a rolling four quarter basis, on the last day of each of the Company’s fiscal quarters (the “Measurement Dates”), during the term hereof, actual EBIDTA shall be at least 80% of the prior 12 month EBITDA set forth in the Business Plan if the prior 12 month EBITDA is forecasted to be positive, and no greater than 120% of the prior 12 month EBITDA if the prior 12 month EBITDA is forecasted to be negative.

To the extent there exist or have existed any Event(s) of Default based upon the EBITDA covenant set forth on Exhibit 9-11 prior to amendment hereby, Lender hereby waives such Event of Default.

3.             Except as explicitly amended by this Amendment, all of the terms and conditions of the Loan Agreement and Forebearance Agreement are hereby ratified and confirmed, and shall remain in full force and effect and shall apply to any advance thereunder.

4.             The Borrower hereby represents and warrants to the Lender as follows:

(a)                                  The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(b)                                 The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or Loan agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c)                                  All of the representations and warranties contained in Article 5 of the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

(d)                                 With respect to each of Paper Warehouse, PartySmart and PWFI: (i) The resolutions of the board of directors of the Borrower attached to the Borrower’s General Certificate provided at closing, and delivered to the Lender in connection with the execution and delivery of the Loan Agreement (the “Certificate”) are in full force and effect, (ii) the Articles of Organization and By Laws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) the officers and agents of the Borrower who have been certified to the Lender pursuant to the Certificate as being authorized.

5.             All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby.

6.             The Loan Documents set forth in full are terms of agreement between the parties and are intended as the full, complete and exclusive contract governing the relationship between the parties, superseding all other discussions, promises, representations, warranties, agreements and the understandings between the parties with respect thereto. No term of the Loan Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Lender’s exercise or failure to exercise any rights under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights in subsequent instances. Except as expressly provided to the contrary in this Amendment, or in another written agreement, all the terms, conditions, and provisions of the Loan Documents shall continue in full force and effect. If in this Amendment’s description of an agreement between the parties, rights and remedies of Lender or obligations of the Borrower are described which also exist under the terms of the other Loan Documents, the fact that this Amendment may omit or contain a briefer description of any rights, remedies and obligations shall not be deemed to limit any of such rights, remedies and obligations contained in the other Loan Documents.

7.             This Amendment has been prepared through the joint efforts of all the parties. Neither its provisions nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel was the draftsman of this Amendment.  Each of the parties declares that such party has carefully read this Amendment and the agreements, documents and instruments being entered into in connection herewith and that such party knows the contents thereof and sign the same freely and voluntarily. The parties hereto acknowledge that they have been represented in negotiations for and preparation of this Amendment and the agreements, documents and instrument being entered into in connection herewith by legal counsel of their own choosing, and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

                IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

PAPER WAREHOUSE, INC.
(BORROWER)

By: \s\ Cheryl W. Newell
Print Name: Cheryl W. Newell
Title: Vice President and Chief Financial Officer

PAPER WAREHOUSE FRANCHISING, INC.
(BORROWER)

By: \s\ Cheryl W. Newell
Print Name: Cheryl W. Newell
Title: Chief Financial Officer

PARTYSMART.COM, INC.
(BORROWER)

By: \s\ Cheryl W. Newell
Print Name: Cheryl W. Newell
Title: Chief Financial Officer

WELLS FARGO RETAIL FINANCE LLC
(LENDER)

By: \s\ Daniel F. O’Rourke

Print Name:  Daniel F. O’Rourke

Title: Account Executive